UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
June 10, 2009
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One F.N.B. Boulevard
Hermitage, Pennsylvania		16148

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
SIGNATURE
EX-1.1
EX-5.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On June 10, 2009, F.N.B. Corporation (the “Corporation”) entered into an underwriting agreement with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein, providing for the offer and sale in a firm commitment underwritten offering of 21.0 million shares of the Corporation’s common stock at a price to the public of $5.50 per share ($5.225 per share, net of underwriting discount). In addition, the Corporation granted the underwriters an option exercisable for 30 days to purchase up to 3.15 million additional shares of common stock from the Corporation at the offering price, less underwriting discounts and commissions, to cover overallotments.
     The shares of common stock being offered have been registered under the Securities Act of 1933, or the Securities Act, pursuant to registration statement on Form S-3 (Registration File No. 333-159168) dated May 12, 2009, as supplemented by the Prospectus Supplement dated June 10, 2009, or the Registration Statement. Closing of the sale of the shares of common stock is scheduled for June 16, 2009.
     In the underwriting agreement, the Corporation agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. A copy of the underwriting agreement is included as Exhibit 1.1 to this Form 8-K report and is incorporated herein by reference.
     In addition, the opinion and consent of Duane Morris LLP as to the validity of the shares of the Corporation’s common stock offered pursuant to the Registration Statement and the prospectus supplement dated June 10, 2009 is incorporated by reference into the Registration Statement as an exhibit thereto.
Item 8.01. Other Events.
     On June 10, 2009, the Corporation issued a press release announcing the pricing terms of its previously announced common stock offering of 21.0 million shares to be sold by the Corporation with Keefe, Bruyette & Woods, Inc. as representative of the underwriters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement dated June 10, 2009 between F.N.B. Corporation and Keefe, Bruyette & Woods, Inc., as representative of the underwriters.

5.1	Opinion of Duane Morris LLP dated June 10, 2009.

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).

99.1	Press release dated June 10, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
By:	/s/ Brian F. Lilly
Brian F. Lilly,
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: June 11, 2009